UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2002

SPHERION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11997	36-3536544

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2050 Spectrum Boulevard
Fort Lauderdale, Florida 33309

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (954) 938-7600

ITEM 5. OTHER EVENTS.

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release dated August 1, 2002 containing financial information for Spherion Corporation, a Delaware corporation (NYSE:SFN) for the quarter ended June 28, 2002 as well as forward-looking statements for future time periods.

ITEM 7. EXHIBITS.

EXHIBIT NO	DOCUMENT

99.1	Press Release dated August 1, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERION CORPORATION

Date: August 1, 2002	By: /s/ Roy Krause

Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document

99.1	Press Release dated August 1, 2002.